======================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 17, 2007
------------------

Twin Disc, Incorporated
--------------------------------------
(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
---------	--------	-----------
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street Racine, Wisconsin 53403
--------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code:	(262) 638-4000
------------------

==========================================================================================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On August 20, 2007, Michael E. Batten, Chairman, President and Chief Executive Officer, and Christopher J. Eperjesy, Vice President - Finance, Chief Financial Officer and Secretary, will present at the Noble Financial Small Cap Conference in Charleston, South Carolina. Exhibit 99.1 is a copy of the presentation materials that will be used in connection with the presentation. The presentation materials will also be posted on the Company’s website, www.twindisc.com

The information included in the presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The information in this Form 8-K being furnished under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements. These risks are discussed in the Company’s filings with the Securities and Exchange Commission, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 August 20, 2007 Presentation Materials

========================================================================================================================================================

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 17, 2007

Twin Disc, Inc.                                                                                                                                                                       /s/ CHRISTOPHER J. EPERJESY
                                                                                                                                                                                                 Christopher J. Eperjesy
                                                                                                                                                                                                 Vice President - Finance, Chief Financial Officer and Secretary